UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2022 (June 21, 2022)

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Third Avenue, 25th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2022, Angel Pond Holdings Corporation (the “Company”) entered into the Waiver to the Letter Agreement (the “Waiver”) by and between the Company and Angel Pond Partners LLC (the “Sponsor”), which waived certain terms and conditions of the letter agreement entered into May 18, 2021, by and between the Company, the Sponsor, and each of the other individuals party thereto (the “Letter Agreement”). The Waiver, among other things, permits the Sponsor to transfer any of the Company’s Class B ordinary shares (or the Company’s Class A ordinary shares issuable upon conversion thereof) prior to the consummation of the transactions contemplated by the Business Combination Agreement, dated as of January 31, 2022, by and among the Company, Meridian MergerSub Inc., Mangomill plc, and MariaDB Corporation Ab (the “Closing”), to any person or entity pursuant to any forward purchase agreements or other transfer agreements that have been entered into prior to the date hereof or to any individual that was an officer of the Company prior to the Closing; provided that, upon such transfer, the transferee sign a joinder to the Letter Agreement with respect to paragraphs 1, 6 and 7 of the Letter Agreement. The Waiver was reviewed and approved by the Company’s board of directors (the “Board”), including the independent directors of the Board.

The description of the Waiver in this Item 1.01 is qualified in its entirety by reference to the terms of the Waiver, which is filed as Exhibit 10.17 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibit

10.17*	Waiver to the Letter Agreement, dated June 21, 2022, by and between the Company and the Sponsor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: June 27, 2022	By:	/s/ Theodore Wang
	Name:	Theodore Wang
	Title:	Chief Executive Officer